Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of RMR Industrials, Inc. (the “Company”) for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in their capacity and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By: /s/ Chad Brownstein
Chad Brownstein
Chief Executive Officer (Principal Executive Officer)

February 16, 2016

By: /s/ Gregory Dangler
Gregory Dangler
President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

February 16, 2016